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                                                                  EXHIBIT 10.07


                     AMENDED AND RESTATED MASTER AGREEMENT
         THIS AMENDED AND RESTATED MASTER AGREEMENT (the "Agreement") is made and entered into as of this 4th day of July, 2000, by and among THE ST. JOE COMPANY, a Florida corporation ("St. Joe"), and GRAN CENTRAL CORPORATION, a Florida corporation ("GCC").
         WHEREAS, GCC and St. Joe entered into that certain Master Agreement dated as of October 26, 1999 (the "Original Agreement") under the terms of which St. Joe and GCC agreed to enter into certain joint venture agreements on property owned by or under contract with GCC or St. Joe and options to enter into future joint ventures (the "Joint Venture Agreements"), as well as to enter into certain agreements for the transition of asset management services to GCC and the provision of property management and development services by St. Joe for properties owned by GCC (the "Service Agreements").
         WHEREAS pursuant to that certain Distribution and Recapitalization Agreement dated October 26, 1999 by and between St. Joe and Florida East Coast Industries, Inc. (FEC) (the "Distribution Agreement") and subject to all the terms and conditions set forth in the Distribution Agreement, FEC intends to effect a Recapitalization as described therein and St. Joe intends to effect a Distribution as described therein ("Distribution");
         WHEREAS GCC, a wholly owned subsidiary of FEC, and St. Joe (and certain affiliates of St. Joe) intend to enter into the Service Agreements, each of which is to become effective only upon the Distribution Date, as defined in the Distribution Agreement ("Distribution Date");


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         WHEREAS, GCC and St. Joe have determined it is in their respective best interests to amend and restate the Original Agreement to provide that both GCC and St. Joe intend to only enter into the Service Agreements and not the Joint Venture Agreements.
         NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                   Development of GCC and St. Joe Properties
                           [DELETED IN ITS ENTIRETY]

                                   ARTICLE 2
                               Future Development
                           [DELETED IN ITS ENTIRETY]

                                   ARTICLE 3
                       Assignment and Institutional Debt
                           [DELETED IN ITS ENTIRETY]

                                   ARTICLE 4
                                Asset Management
         4.1 On the Effective Date, GCC and St. Joe shall execute and deliver the Amended and Restated Asset Management Agreement attached as Exhibit F hereto.


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                                   ARTICLE 5
                              Property Management
         5.1 On the Effective Date, GCC and St. Joe shall execute and deliver the Property Management and Leasing Agreement substantially in the form attached as Exhibit G hereto. Exhibit A to the Property Management and Leasing Agreement shall be amended to include SouthPark II as a Project for which St. Joe shall provide property management services.

                                   ARTICLE 6
                             Development Management
         6.1 On the Effective Date, GCC and St. Joe shall execute and deliver the Development Management Services Agreement substantially in the form attached as Exhibit H hereto. Exhibit A to the Development Management Services Agreement shall be amended to include SouthPark II.

                                   ARTICLE 7
                               Hialeah Rail Yard
         7.1 On the Effective Date, St. Joe shall, and GCC shall cause Florida East Coast Railway Company to execute and deliver the Florida East Coast Railway Agreement attached as Exhibit I hereto.

                                   ARTICLE 8
                                 Consideration
         8.1 Consideration to GCC. In consideration of the execution and delivery of this Agreement and of the Service Agreements, St. Joe shall pay to GCC the sum of Six Million Dollars ($6,000,000) in three (3) equal annual installments, the first installment


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being due and payable on the Effective Date and the next two installments on the first and second anniversary of the Effective Date, respectively. In the event St. Joe fails to pay any installment when due, and such failure continues for a period of thirty (30) days after written notice to such effect from GCC to St. Joe, GCC shall, in addition to its remedies at law or in equity, have the right to offset against fees next becoming due to St. Joe, or its affiliates, under the Property Management and Leasing Agreement referred to in
Section 5.1 hereof and the Development Management Services Agreement referred to in Section 6.1 hereof.
         8.2 Consideration to St. Joe. In consideration of the execution and delivery of this Agreement and the abandonment by St. Joe of its entitlement to become a 50% joint venture partner in the properties listed on Exhibit A to the Original Agreement, GCC shall pay to St. Joe the sum of Five Million Three Hundred Twenty Three Thousand Four Hundred Sixty Five Dollars ($5,323,465) on the Effective Date.

                                   ARTICLE 9
                                 Miscellaneous
         9.1 Entire Agreement. This Agreement, together with the Exhibits attached hereto, all of which are incorporated herein by reference, represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties which are merged into this Agreement.
         9.2 Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to


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whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.
         9.3 Severability. If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent that it is contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.
         9.4 Binding Effect. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors and permitted assigns, whether so expressed or not.
         9.5 Third Parties. Unless expressly stated herein to the contrary, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective legal representatives, successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.


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         9.6      Headings. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part of the Agreement and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.
         9.7 No Construction Against Drafter. The parties acknowledge that this is a negotiated agreement, and that in no event shall the terms hereof be construed against either party on the basis that such party, or its counsel, drafted this Agreement.
         9.8 Brokers. Each of the parties represents and warrants that such party has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as such party knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions. The parties each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. The provisions of this Section shall survive each conveyance of a parcel or assignment of partnership interests, as applicable, and the delivery of the deeds or assignments in connection therewith.
         9.9 Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.
         9.10 Outside Businesses. Except as expressly prohibited by the terms of this Agreement, nothing contained in this Agreement shall be construed to restrict or prevent, in any manner, any party or any party's representatives or principals from engaging in any other businesses or investments.


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         9.11     Recordation. The parties agree not to record this Agreement or any memorandum or other evidence hereof in the public records of any jurisdiction. Any attempt to record this Agreement or any evidence hereof shall be deemed to be null and void and shall be deemed to be a Default under this Agreement.
         9.12 Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.
         9.13 Enforcement Costs. If any civil action, arbitration or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the parties shall be responsible for their own costs and expenses including, without limitation, fees of experts and attorneys.
         9.14 Jurisdiction and Venue. Any civil action or legal proceeding arising out of or relating to this Agreement shall be brought in the courts of record of the State of Florida in St. Johns County or the United States District Court, Middle District of Florida. Each party consents to the jurisdiction of such court in any such civil action or legal proceeding in such court. Service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws, rules of procedure or local rules.
         9.15 JURY WAIVER. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS AGREEMENT, ANY AND ALL TRANSACTIONS CONTEMPLATED HEREUNDER, THE PERFORMANCE HEREOF, OR THE RELATIONSHIP CREATED HEREBY, WHETHER SOUNDING


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IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF
COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO OF THE WAIVER OF THEIR RIGHT TO TRIAL BY
JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION.
         9.16 ADVICE OF COUNSEL. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TRANSACTIONS GOVERNED BY THIS AGREEMENT, AND SPECIFICALLY WITH RESPECT TO THE TERMS OF SECTION 9.15, WHICH CONCERNS THE WAIVER OF EACH PARTY'S RIGHT TO TRIAL BY JURY.
         9.17 Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including electronic transmission) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, electronically transmitted or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:


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         ST. JOE:
                  The St. Joe Company
                  c/o St. Joe Commercial, Inc.
                  David D. Fitch, President
                  Suite 400 du Pont Center
                  1650 Prudential Drive
                  Jacksonville, Florida 32207
                  Telephone:  904/396-6600
                  Telecopy:    904/396-4042

         with a copy to:
                  Robert M. Rhodes, Esq.
                  Executive Vice President and General Counsel
                  The St. Joe Company
                  1650 Prudential Drive, Suite 400
                  Jacksonville, Florida 32207

         GCC:
                  Robert W. Anestis, President
                  Gran Central Corporation
                  One Malaga Street, P.O. Drawer 1048
                  St. Augustine, Florida 32085-1048
                  Telephone:  904/826-2202
                  Telecopy:    904/826-2376

         with a copy to:
                  Heidi J. Eddins, Esq.
                  Secretary and General Counsel
                  Gran Central Corporation
                  One Malaga Street, P.O. Drawer 1048
                  St. Augustine, Florida  32085-1048

or such other addresses as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.
         9.18 Confidentiality. No party hereto, without the written approval of the other party, during the period of time this Agreement is in effect or thereafter divulge to any


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person not a party hereto, other than its attorneys, accountants, employees and professional advisers, any information concerning the content of this Agreement, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval, or (iii) furnishing of such information is required by law; provided, however, that in the event of disclosure pursuant to (ii) or
(iii) hereof, such disclosing party shall agree to provide prompt written notice to the other parties hereto prior to disclosure, if practicable, and to disclose only that portion of the confidential information which is legally required or otherwise necessary.
         9.19 Counterparts. This Agreement, and any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appear on a single document. Any signature page of this Agreement or of such amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereof, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signatures pages.
         9.20 Survival. The provisions of this Agreement shall survive the Distribution Date.
         9.21 Effective Date. It is the intention of GCC and St. Joe and it is hereby agreed that the Service Agreements shall not become legally effective unless and until the Distribution Date shall occur, as that term is described in the Distribution Agreement


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(herein the "Effective Date"). If for any reason whatsoever the Distribution
Agreement is terminated or the Distribution does not occur, this Agreement and the Service Agreements attached as Exhibits hereto shall be of no further force and effect and neither GCC (including affiliates) nor St. Joe (including affiliates) shall have any further rights or obligations hereunder.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


WITNESS:                                    GRAN CENTRAL:

                                            GRAN CENTRAL CORPORATION,
--------------------------------            a Florida corporation
Name:
     ---------------------------            By:  /s/  Heidi J. Eddins
                                               --------------------------------
--------------------------------            Name:  Heidi J. Eddins
Name:                                            ------------------------------
     ---------------------------            Title: Secretary
                                                  -----------------------------

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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  /s/ Alison D. Kennedy                     THE ST. JOE COMPANY, a Florida
--------------------------------            corporation
Name: Alison D. Kennedy
     ---------------------------            By: /s/ Robert M. Rhodes
 /s/ David Herrin                              --------------------------------
--------------------------------            Name: Robert M. Rhodes
Name:  David Herrin                              ------------------------------
     ---------------------------            Title: Executive Vice-President
                                                  -----------------------------


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                                  EXHIBIT "A"

                                  GCC PROPERTY
                           [DELETED IN ITS ENTIRETY]


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                                  EXHIBIT "B"

                                ST. JOE PROPERTY
                           [DELETED IN ITS ENTIRETY]


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                                  EXHIBIT "C"

                  CORAL GABLES PARCEL AND SOUTHPARK II PARCEL
                           [DELETED IN ITS ENTIRETY]


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                                  EXHIBIT "D"

                       FORM PROJECT PARTNERSHIP AGREEMENT
                           [DELETED IN ITS ENTIRETY]


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                                  EXHIBIT "E"

                           ADDITIONAL GCC PROPERTIES
                           [DELETED IN ITS ENTIRETY]


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                                  EXHIBIT "F"

                AMENDED AND RESTATED ASSET MANAGEMENT AGREEMENT


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                                  EXHIBIT "G"

                   PROPERTY MANAGEMENT AND LEASING AGREEMENT


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                                  EXHIBIT "H"

                   DEVELOPMENT MANAGEMENT SERVICES AGREEMENT


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                                  EXHIBIT "I"

                      FLORIDA EAST COAST RAILWAY AGREEMENT


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